ECONOMIC CONTEXT ON GROUP'S OPERATIONS	12 Months Ended
Dec. 31, 2024
ECONOMIC CONTEXT ON GROUPS OPERATIONS
ECONOMIC CONTEXT ON GROUPS OPERATIONS

34. ECONOMIC CONTEXT ON GROUP´S  OPERATIONS

According to estimates by the International Monetary Fund (IMF), in 2024 the global economy grew by 3.2%, showing a marginal slowdown compared with the previous year, which resulted in a 3.3% growth rate.

During the reporting period, most central banks began to relax monetary policy. This is explained by the slowdown in inflation and acceptable growth rates maintained by the major powers. The US Federal Reserve lowered the Federal Funds rate by 1 percentage point to a range of 4.50 - 4.25%, after having risen 1 point in 2023.

On commodities, a decline in global energy demand led to a fall in oil prices, especially during the last quarter. This favored the disinflationary path, especially in Europe. Also, the continued conflicts between Russia and Ukraine and between Israel and Hamas kept the oil market tense during 2024.

At the political level, US voters elected Donald Trump for a second presidential term. Prior to the take-over, the interest rate of the 10-year US bond. was close to 5%, mainly due to the fear of an economic policy that would accelerate inflation and slow down the rate cut proposed by the FED. As cabinet formation spread and the inaugural speech took place, rates fell by about 4.6 per cent. Among the prospects with international impact, it is assessed that a tough tariff policy, mainly with China, could increase the risks of a trade war.

The national environment was strongly impacted by the shock measures implemented by the government of Javier Milei. Following the signing of Decree on Necessity and Urgency (DNU) 70/2023, which repealed and amended more than 300 laws at the end of 2023, a restrictive fiscal policy was adopted. As a result, already in January there was a financial surplus that continued throughout the year, reaching a cumulative surplus of 0.3% of GDP in December. This result is due to the adjustment of primary expenditure by 26.9% and the temporary increase in the PAIS tax, which was finally eliminated.

In order to maintain fiscal balance, the national executive had to face legislative challenges. In this regard, the adoption of the Bases Law was a significant achievement, although its definitive version is less ambitious than the original text. In addition, the government vetoed two projects approved by the Argentine Congress that involved increasing public spending without income support, with respect to the university’s budget and its forecast assets.

The government managed to reduce inflation from 25.5% in December 2023 to 2.7% in December 2024. The slowdown was more pronounced than initially forecast according to the Central Bank’s (BCRA) survey, inflation was expected to be close to 227% for 2024, when the final index turned out to be 117.8%. This improvement was explained by a strict discipline in public accounts that prevented the issuance of money to finance the fiscal deficit. In addition, the crawling peg regime (a monthly rate of depreciation of the exchange rate) functioned as a nominal anchor; with the evolution of inflation, the BCRA decided to lower the rate of this rate from 2 to 1 per cent from February 2025.

Another milestone of the government was tax amnesty conducted between August and November. US$20.085 million in cash and US$2.432 million in other charges were settled. Thus, private sector dollar deposits grew by US$16 billion and loans to the private sector in dollars increased by US$8.9 billion.

The positive shock of laundering was well received by the market, as it allowed BCRA to increase its gross and net reserves from the settlement of dollar loans in the foreign exchange market. Also, the fact that the monetary authority functioned as buyer in the last part of the year changed the expectations of economic agents, causing a significant drop in country risk to reach 635 points at the end of the year. It should be noted that the government cancelled the maturities of capital and interest on bonds that operated in the month of January 2025 for a total of US$4.5 billion (US$2.9 billion in capital and US$1.6 billion in interest). In turn, the BCRA announced a REPO with international banks, with BOPREAL Series 1-D bonds for a total bid amount of US$1 billion and a final term of 2 years 4 months. In this way, the government begins to show different alternatives for financing future debt maturities.

In relation to the IMF agreement, and after its continuity in 2023 was endangered due to the failure of all established targets, this year the fiscal target was exceeded, and the third quarter reserve goal was not reached. At the end of the reporting year and during January 2025, there was talk of a possible new agreement for the first four months of 2025, with the possibility of receiving new funds.

In relation to the economic data, with a cumulative year-on-year decline of 1.8% (latest data for December), the evolution of the national economy was affected by the development of construction (-17.6%), which suffered the brake of public works, industry (-9.2%) and trade (-7.6%), the European Commission has published a report on the situation in the United States of America. Compensation was provided by the agricultural sector, which rebounded 30.9% after the severe drought of 2023, and mining and quarrying, which grew 7.2%.

Economic activity was not homogeneous, falling at the beginning of the year but expanding in the following months. Until April, the EMAE fell 1.9% compared to December 2023, in the seasonally adjusted series, and grew to 6.8% between May and December.

In addition, at the end of November (latest available data), 113,000 seasonally adjusted jobs were lost, while total wages showed a 12.7% year-on-year increase in real terms at the end of December.

The year ended with an overall inflation rate of 117.8%, marking a significant decrease from 211% recorded for 2023. Disinflation is due to the fact that the National Treasury did not require monetary financing from the B.C.R.A. and, at the same time, an adjustment of relative prices was achieved. Thus, while regulated prices rose by 205.9%, core inflation and seasonal prices rose by 105.5% and 87.3%, respectively.

The government closed the year with a fiscal surplus of approximately 0.3% of GDP, while the primary surplus was 1.8%. The improvement in the fiscal result occurs despite the fact that revenues fell by 5.2% in real terms, with a 26.9% reduction in public expenditure. In this respect, the reduction of social welfare expenditure accounted for 32.6 per cent of the total, becoming the most crucial factor. Capital expenditure was the most reduced: 77.3% in real terms.

The trade balance showed a surplus of US$18,899 million, compared with a deficit of US$6,932 million in the previous year. The improvement is explained by an increase of 19.4% in exports, which reached US$79,721 million; imports fell 17.5%, with a result of US$60,822 million. With respect to the level of international reserves, 2024 closed with a stock of US$29,612 million, implying an increase of US$6,539 million compared to 2023.

In relation to monetary policy, at the beginning of 2024, the BCRA stopped bidding on liquidity letters (LELIQs) and passive passes became the instrument of monetary policy. Then, in March, the entity lowered the pass rate from 100% to 80% of TNA and additionally released the market rates that were heavily regulated since 2020. By May, the pass rate was already 40% n.a. Since then, the government has begun a process of transferring remunerated liabilities from the BCRA to the Treasury.

In this context, the banks initially disarmed their position in passive passes to go to tenders of the Treasury that offered Letras Capitalizables (LECAPs). Then, they accelerated the process and BCRA stopped renewing passes. The Treasury also issued $20 billion Liquidity Tax Bills (LEFIs) that were purchased by BCRA. As a result, banks buy and sell LEFIs to the BCRA to manage their daily liquidity.

On the other hand, BCRA has a monetary base target of $47.7 billion. It represents the April 2024 Broad Monetary Base, which consists of the monetary basis plus the remunerated liabilities at that time. In this way, the money base will grow month by month as the demand for money increases and banks satisfy it by selling LEFIs to the BCRA. As of 30 December, the monetary base was $29.7 trillion.

With regard to the financial system, during 2024 there was an improvement in the main macroeconomic indicators, with a significant reduction in the inflation rate and interest rates. In the new context, the financial system began to show early signs of recovery: demand for credit grew again, as did dollar deposits, reflecting the success of the tax amnesty law. In addition, the BCRA removed some regulations implemented in previous efforts, such as the setting of a minimum interest rate to be paid by financial institutions on fixed terms, the maximum interest rates in the Productive Investment Financing Lines (LIP) (which continued to be the main tool used to channel credit to MiPyMEs), as well as the setting of maximum interest rates for credit card financing.

According to the data available in December 2024, the ratio of deposits and loans of the private sector in pesos to GDP was 13.0% and 8.8%, while in December 2023 the levels were at 17.1% and 8.1%, respectively. Total private sector deposits increased by 128 per cent (+5 per cent in real terms), while total loans to the private sector rose by 230 per cent year-on-year (+52 per cent in real terms). Also, market interest rates had a significant fall throughout the year: by case, BADLAR (private banks) fell 77.81 points, due to the decline in the nominality of the economy, and the monetary policy rate (Letras Fiscales de Liquidez - LEFI) was 32% (when in December 2023 the passive pass was at 100%). As of December 2, 2024 the BCRA presented the Wholesale Rate of Argentina (TAMAR), calculated on the basis of fixed term deposits of 1,000 million pesos or more, with a maturity of 30 to 35 days. Its distinctive feature is the minimum number of deposits eligible for calculation, which will be updated annually. In December, TAMAR averaged 35.18 per cent of NCT, while BADLAR averaged 32.88 per cent.

The liquidity and solvency of the financial system remain at elevated levels.

The financial sector has significant exposure to the Argentine public sector, through rights, government bonds, loans, and other assets. The Group’s exposure to the Argentine public sector is as follows:

Grupo Supervielle´s Exposure to Public Sector
Central Bank of Argentina (including repo transactions)	949,082,379
Exposure to Government Securities and Treasury Bonds	949,082,379
Loans to Public Sector	3,231,834
Total exposure to Public Sector	952,314,213
Over Total Assets	21.14%
Over Shareholder´s equity	119.22%

In accordance with the provisions of note 1.1, non-financial public sector instruments are not covered by the impairment provisions of IFRS 9 “Financial Instruments”.

On April 11, 2025, the Central Bank announced the start of “phase 3” of its economic program which introduces significant changes to its monetary and exchange rate policy. A managed floating exchange rate system was implemented, allowing the U.S. dollar to fluctuate within a band of Ps.1,000 to Ps.1,400, adjusted monthly by approximately 1%. The Argentine government lifted foreign exchange controls as a result of which individuals now face no restrictions to access the official exchange market, and tax surcharges are eliminated, except for tourism and credit card transactions. For corporations, restrictions on import payments and dividend repatriation were eased, while a new BOPREAL bond was introduced to address legacy external liabilities. The export incentive program known as the “dólar blend” was eliminated to simplify the exchange market. The monetary policy framework was reformed to focus on strict control of monetary aggregates, particularly the M2 private transactional aggregate, with no monetary financing of the fiscal deficit or interest payments on Central Bank liabilities. These measures are supported by a US$20 billion Extended Facilities Program agreement with the IMF. In April 2025,  US$15 billion were disbursed to Argentina by the IMF under this agreement with full availability for budgetary and balance of payments support. These funds will be complemented by an additional US$6.1 billion in financing from other international organizations. A portion of the IMF resources will be used by the Ministry of Economy to repurchase non-transferable bonds held by the Central Bank in order to strengthen its balance sheet. The Extended Facilities Program agreement also establishes quarterly performance criteria in order to reinforce monetary discipline and align with the Central Bank’s new framework.

The context of volatility and uncertainty resulting from the elections continues as of the date of issuance of these financial statements.

The Group's Management permanently monitors the evolution of the variables that affect its business, to define its course of action and identify the potential impacts on its equity and financial situation. The Group's financial statements must be read considering these circumstances.